AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT

 Twentieth Century Growth * Twentieth Century Select * Twentieth Century Ultra
             Twentieth Century Vista * Twentieth Century Heritage

                         SUPPLEMENT DATED MARCH 13, 1998
                         Prospectus dated March 1, 1998

             Investor Class * Institutional Class * Advisor Class


THE FOLLOWING DISCLOSURE REPLACES THE NINTH PARAGRAPH UNDER THE HEADING "INVESTMENT MANAGEMENT" ON PAGE 26 OF THE INVESTOR CLASS PROSPECTUS, PAGE 30 OF THE INSTITUTIONAL CLASS PROSPECTUS AND PAGE 26 OF THE ADVISOR CLASS PROSPECTUS.

    HAROLD S. BRADLEY, Vice President and Portfolio Manager, joined American Century in 1988. For the past 10 years, Mr. Bradley has managed the global equity, futures and foreign exchange trading activities for American Century. He is a member of the team that manages Heritage.

    LINDA K. PETERSON, Portfolio Manager, joined American Century in 1986. She served as an Investment Analyst for American Century growth-oriented equity funds, including Heritage, from April 1994 until February 1998. She was promoted to Portfolio Manager in March 1998. She is a member of the team that manages Heritage.


                                                         [american century logo]
                                                                  American
                                                               Century(reg.sm)

                                                                 P.O. Box 419200
                                                           Kansas City, Missouri
                                                                      64141-6200
                                                  1-800-345-2021 or 816-531-5575
SH-SPL-11881  9803